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                                                                      EXHIBIT 10

                CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT

            CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT ("Second Amendment"), dated as of January 15, 1998, among U.S. HOME CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (the "Lenders") party to the Credit Agreement (the "Credit Agreement"), dated as of May 28, 1997, among the Borrower, such Lenders and THE FIRST NATIONAL BANK OF CHICAGO, as Agent (the "Agent"), and the Agent, as amended by the Consent and First Amendment to Credit Agreement, dated August 22, 1997.

                                    RECITALS:

            A. The Borrower, the Lenders and the Agent have previously entered into the Credit Agreement.

            B. The Borrower filed a Registration Statement on Form S-3 (the "Shelf Registration Statement") with the Securities and Exchange Commission on July 17, 1997. The prospectus which is a part of the Shelf Registration Statement is a combined prospectus (together with any amendment or supplement thereto, the "Prospectus"), which relates to $325,000,000 aggregate principal amount of debt securities, $300,000,000 aggregate principal amount of which is related to debt registered under the Shelf Registration Statement and $25,000,000 aggregate principal amount of which is related to debt previously registered under the Borrower's Registration Statement on Form S-3 declared effective on February 8, 1996. On August 28, 1997, the Borrower issued $225,000,000 aggregate principal amount of debt securities, of which $100,000,000 aggregate principal amount were senior debt securities and $125,000,000 aggregate principal amount were senior subordinated debt securities.

            C. The Borrower intends to issue senior debt securities (the "New Senior Notes") under the Prospectus (the "Offering").

            D. The Borrower intends to use the proceeds of the Offering to redeem, repurchase, defease, acquire or otherwise retire, including payments of premiums and expenses (the "Redemption"), the Borrower's 9 3/4% Senior Notes due 2003 (the "Senior Notes").

            E. Pending application of such proceeds in the Redemption, the Borrower may use such proceeds to pay outstanding Advances under the Credit Agreement and to loan or advance such proceeds to U.S. Home Mortgage Corporation, a wholly-owned subsidiary of the Borrower (the "Temporary Use of Proceeds").

            F. The parties hereto desire to amend the Credit Agreement.
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            NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, agree as follows:

            1.    DEFINITIONS

            In addition to the terms defined herein, capitalized terms used in this Second Amendment shall have the respective meanings ascribed thereto in the Credit Agreement.

            2.    CONSENT TO THE NEW SENIOR NOTES OFFERING

            2.1 The Lenders hereby consent to the Offering if consummated prior to March 31, 1998 by the Borrower of New Senior Notes to be issued under the Prospectus, provided that (a) the aggregate principal amount of the New Senior Notes shall not exceed $100,000,000 and (b) the proceeds of such Offering are used as provided in Section 3 hereof.

            2.2 The Lenders hereby consent to the Borrower's use of the proceeds of such New Senior Notes to consummate the Redemption and, to the extent that such proceeds have been used in the Temporary Use of Proceeds, to the use of proceeds of the Advances to consummate the Redemption.

            3.    USE OF PROCEEDS OF DEBT OFFERING BY THE BORROWER

            The Borrower hereby agrees to use the proceeds of the New Senior Notes or Advances prior to July 31, 1998 in connection with the Redemption.


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            4. MODIFICATIONS OF CERTAIN PROVISIONS OF CREDIT AGREEMENT

            4.1 To the extent that the proceeds of the New Senior Notes or Advances are used to redeem, repurchase, defease, acquire or otherwise retire the Senior Notes prior to July 31, 1998, the New Senior Notes shall constitute Refinancing Indebtedness with respect to the Senior Notes.

            4.2 Until the earlier of July 31, 1998 or the consummation of the Redemption, notwithstanding Section 8.6 or any other provision of the Credit Agreement, the Borrower shall be permitted to engage in the Temporary Use of Proceeds; provided, that the amount of proceeds loaned or advanced by the Borrower to U.S. Home Mortgage Corporation pursuant to the Temporary Use of Proceeds shall not exceed $20,000,000 at any time outstanding.

            5.    MISCELLANEOUS

            5.1 This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

            5.2 In all respects, including all matters of construction, validity and performance, this Second Amendment shall be construed in accordance with the internal laws (and not the laws of conflicts) of the State of Illinois, but giving effect to federal laws applicable to national banks.


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            IN WITNESS WHEREOF, this Second Amendment has been duly executed as of the date first above written.

                              U.S. HOME CORPORATION


                              By: /s/ Thomas A. Napoli
                                  ----------------------------
                                  Name:  Thomas A. Napoli
                                  Title: Vice President

                              LENDERS:

                              THE FIRST NATIONAL BANK OF CHICAGO,
                              Individually and as Agent


                              By: /s/ Gregory A. Gilbert
                                  ----------------------------
                                  Name:  Gregory A. Gilbert
                                  Title: Vice President

                              GUARANTY FEDERAL BANK, F.S.B.


                              By: /s/ Randall S. Reid
                                  ----------------------------
                                  Name:  Randall S. Reid
                                  Title: Vice President

                              CREDIT LYONNAIS NEW YORK BRANCH


                              By: /s/ Robert Ivonevich
                                  ----------------------------
                                  Name:  Robert Ivonevich
                                  Title: Senior Vice President

                              BANK ONE, ARIZONA, NA


                              By: /s/ Louis W. Morano, Jr.
                                  ----------------------------
                                  Name:  Louis W. Morano, Jr.
                                  Title: Assistant Vice President


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                              COMERICA BANK, a Michigan corporation


                              By: /s/ Leslie A. Bieke
                                  ----------------------------
                                  Name:  Leslie A. Bieke
                                  Title: Account Representative

                              AMSOUTH BANK


                              By: /s/ Jerry E. Pate
                                  ----------------------------
                                  Name:  Jerry E. Pate
                                  Title: Senior Vice President


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